EX.99.906CERT
CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
The undersigned, the President and Chief Executive Officer of Tortoise North American Energy Corporation (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended May 31, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Dated: July 31, 2006
/s/ David J. Schulte
David J. Schulte President and Chief Executive Officer

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Fund for purposes of the Securities Exchange Act of 1934.

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
The undersigned, the Chief Financial Officer of Tortoise North American Energy Corporation (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended May 31, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Dated: July 31, 2006
/s/ Terry Matlack
Terry C. Matlack Chief Financial Officer

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Fund for purposes of the Securities Exchange Act of 1934.